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Exhibit 10.3

                                     BYLAWS

                                       OF

                            SUMMIT MANAGEMENT COMPANY











                                                          February 3, 1994






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                                     BYLAWS

                                       OF

                            SUMMIT MANAGEMENT COMPANY

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I         MEETINGS OF STOCKHOLDERS...................................  1

   Section 1.1       Place...................................................  1
   Section 1.2       Annual Meeting..........................................  1
   Section 1.3       Matters to be Considered at Annual Meeting..............  1
   Section 1.4       Special Meetings........................................  1
   Section 1.5       Notice..................................................  1
   Section 1.6       Scope of Notice.........................................  2
   Section 1.7       Quorum..................................................  2
   Section 1.8       Voting..................................................  2
   Section 1.9       Proxies.................................................  2
   Section 1.10      Conduct of Meetings.....................................  2
   Section 1.11      Tabulation of Votes.....................................  3
   Section 1.12      Informal Action by Stockholders.........................  3
   Section 1.13      Voting by Ballot........................................  3

ARTICLE II        DIRECTORS..................................................  3

   Section 2.1       General Powers..........................................  3
   Section 2.2       Annual and Regular Meetings.............................  3
   Section 2.3       Special Meetings........................................  4
   Section 2.4       Notice..................................................  4
   Section 2.5       Quorum..................................................  4
   Section 2.6       Voting..................................................  4
   Section 2.7       Conduct of Meetings.....................................  4
   Section 2.8       Informal Action by Directors............................  5
   Section 2.9       Compensation............................................  5

ARTICLE III       COMMITTEES.................................................  5

   Section 3.1       Appointment.............................................  5
   Section 3.2       Delegation of Power.....................................  5
   Section 3.4       Quorum..................................................  5

                                       (i)

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                                                                            Page

   Section 3.5      Conduct of Meetings......................................  5
   Section 3.6      Informal Action by Committees............................  6

ARTICLE IV      OFFICERS.....................................................  6

   Section 4.1      Titles and Election......................................  6
   Section 4.2      Removal..................................................  6
   Section 4.3      Vacancies................................................  6
   Section 4.4      Chairman of the Board....................................  6
   Section 4.5      President................................................  6
   Section 4.6      Vice Presidents..........................................  7
   Section 4.7      Secretary................................................  7
   Section 4.8      Treasurer................................................  7
   Section 4.9      Assistant Secretaries and Assistant Treasurers...........  8
   Section 4.10     Subordinate Officers.....................................  8

ARTICLE V         STOCK......................................................  8
  Section 5.1       Certificates.............................................  8
  Section 5.2       Stock Ledger.............................................  9
  Section 5.3       Recording Transfers of Stock.............................  9
  Section 5.4       Lost Certificate.........................................  9
  Section 5.5       Closing of Transfer Books or Fixing of Record Date.......  9
  Section 5.6       Fractional Shares........................................ 10

ARTICLE VI      DIVIDENDS AND DISTRIBUTIONS.................................. 10

  Section 6.1       Declaration.............................................. 10
  Section 6.2       Contingencies............................................ 10

ARTICLE VII     LIMITATION OF LIABILITY AND INDEMNIFICATION.................. 11

  Section 7.1       Limitation of Liability and Indemnification to the Extent
                    Permitted by  Law........................................ 11
  Section 7.2       Insurance................................................ 11
  Section 7.3       Non-exclusive Right to Indemnify; Heirs and Personal
                    Representatives.......................................... 11
  Section 7.4       No Limitation............................................ 11


                                      (ii)

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                                                                            Page

ARTICLE VIII     NOTICES..................................................... 11

  Section 8.1       Notices.................................................. 11
  Section 8.2       Secretary to Give Notice................................. 11
  Section 8.3       Waiver of Notice......................................... 12

ARTICLE IX        MISCELLANEOUS.............................................. 12

  Section 9.1       Books and Records........................................ 12
  Section 9.2       Inspection of Bylaws and Corporate Records............... 12
  Section 9.3       Fiscal Year.............................................. 12
  Section 9.4       Bylaws Severable......................................... 12
  Section 9.5       Amendment of Bylaws...................................... 13


                                      (iii)

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         Summit Management Company, a corporation organized under the laws of the State of Maryland (the "Company") (having The Corporation Trust Incorporated as its resident agent located at 32 South Street, Baltimore, Maryland 21202) hereby adopts the Bylaws of the Company (the "Bylaws") as follows:


                                    ARTICLE I

                            MEETINGS OF STOCKHOLDERS

         Section 1.1 Place. All meetings of the holders of issued and outstanding shares of capital stock ("Stock") of the Company (the
"Stockholders") shall be held at the principal executive office of the Company or such other place within the United States as shall be stated in the notice of the meeting.

         Section 1.2 Annual Meeting. An annual meeting of the Stockholders for the election of Directors and the transaction of such other business as properly may be brought before the meeting shall be held on the first Tuesday in May of each year, beginning with the year 1995 or at such other date and time falling on or before the thirtieth (30th) day thereafter as may be fixed by the Board of Directors, and shall, where feasible, be held at the same place and immediately following the meeting of the stockholders of Summit Properties Inc. If the date fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the next succeeding business day. If no annual meeting is held on the date designated, a special meeting in lieu thereof may be held, and such special meeting shall have, for purposes of these Bylaws or otherwise, all force and effect of an annual meeting. Any and all references hereafter in these Bylaws to an annual meeting or to annual meetings shall be deemed to refer also to any special meeting(s) in lieu thereof. Failure to hold an annual meeting shall not invalidate the Company's existence or affect any otherwise valid acts of the Company.

         Section 1.3 Matters to be Considered at Annual Meeting. Any business within the powers of the Company may be conducted and any proposals may be acted upon at an annual meeting of Stockholders.

         Section 1.4 Special Meetings. The Chairman of the Board, the President or a majority of the Board of Directors may call special meetings of the Stockholders.

         Section 1.5 Notice. Not less than thirty (30) nor more than ninety (90) days before the date of every meeting of Stockholders, written or printed notice of such meeting shall be given, in accordance with Article VIII, to each Stockholder entitled to vote or entitled to notice by statute, stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by statute, the purpose or purposes for which the meeting is called.


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         Section 1.6 Scope of Notice. Any business of the Company may be transacted at the annual meeting without being specifically designated in the notice, except such business as is required by statute to be stated in such notice. No business shall be transacted at a special meeting of Stockholders except that specifically designated in the special meeting notice.

         Section 1.7 Quorum. At any meeting of Stockholders, the presence in person or by proxy of Stockholders entitled to cast a majority of the votes shall constitute a quorum; but this Section shall not affect any requirement under any statute or the Company's Articles of Incorporation, as they may be amended or supplemented (the "Charter"), regarding the vote necessary for the adoption of any measure. If a quorum is not present at any meeting of the Stockholders, the Stockholders entitled to vote at such meeting, present in person or by proxy shall have the power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting until a quorum is present and the meeting so adjourned may be reconvened without further notice. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally notified. The Stockholders present at a meeting which has been duly called and convened and at which a quorum is present at the time counted may continue to transact business until adjournment, notwithstanding the withdrawal of enough Stockholders to leave less than a quorum.

         Section 1.8 Voting. A majority of the votes entitled to be cast at a meeting of Stockholders duly called and at which a quorum is present shall be sufficient to take or authorize action upon any matter which may properly come before the meeting, unless more than a majority of the votes cast is specifically required by statute, the Charter or these Bylaws. Notwithstanding the foregoing, a plurality of the votes entitled to be cast at a meeting of Stockholders duly called and at which a quorum is present shall be sufficient to elect a Director. Consistent with the terms of the Charter, and unless otherwise provided by statute, only holders of Voting Common Stock shall be entitled to vote upon matters submitted to a vote at a meeting of Stockholders. Voting Common Stock directly or indirectly owned by the Company shall not be voted in any meeting and shall not be counted in determining the total number of outstanding shares of Voting Common Stock entitled to vote at any given time, but Voting Common Stock held by it in a fiduciary capacity may be voted and shall be counted in determining the total number of outstanding shares of Voting Common Stock at any given time.

         Section 1.9 Proxies. A Stockholder may vote the shares of Voting Common Stock owned of record by him, either in person or by proxy executed in writing by the Stockholder or by his duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the Company before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy.

         Section 1.10 Conduct of Meetings. The Chairman of the Board or, in the absence of the Chairman, the President or any Vice President, or, in the absence of the Chairman,

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President or any Vice President, a presiding officer elected at the meeting, shall preside over meetings of the Stockholders. The Secretary or any Assistant Secretary of the Company, or, in the absence of the Secretary or any Assistant Secretary, the person appointed by the presiding officer of the meeting shall act as secretary of such meeting.

         Section 1.11 Tabulation of Votes. At any annual or special meeting of Stockholders, the presiding officer shall be authorized to appoint one or more persons as tellers for such meeting (the "Teller" or "Tellers"). The Teller may, but need not, be an officer or employee of the Company. The Teller shall be responsible for tabulating or causing to be tabulated shares voted at the meeting and reviewing or causing to be reviewed all proxies. In tabulating votes, the Teller shall be entitled to rely in whole or in part on tabulations and analyses made by personnel of the Company, its counsel, its transfer agent, its registrar or such other organizations that are customarily employed to provide such services. The Teller shall be authorized to determine the legality and sufficiency of all votes cast and proxies delivered under the Company's Charter, Bylaws and applicable law. The presiding officer may review all determinations made by the Teller hereunder, and in doing so the presiding officer shall be entitled to exercise his sole judgment and discretion and he shall not be bound by any determinations made by the Teller. Each report of the Teller shall be in writing and signed by him or by a majority of them if there is more than one. The report of the majority shall be the report of the Tellers.

         Section 1.12 Informal Action by Stockholders. An action required or permitted to be taken at a meeting of Stockholders may be taken without a meeting if a consent in writing, setting forth such action, is signed by all the Stockholders entitled to vote on the subject matter thereof and any other Stockholders entitled to notice of a meeting of Stockholders (but not to vote thereat) have waived in writing any rights which they may have to dissent from such action, and such consents and waivers are filed with the minutes of proceedings of the Stockholders. Such consents and waivers may be signed by different Stockholders on separate counterparts.

         Section 1.13 Voting by Ballot. Voting on any question or in any election may be viva voce unless the presiding officer shall order, or any Stockholder shall demand, that voting be by ballot.


                                   ARTICLE II

                                    DIRECTORS

         Section 2.1 General Powers. The business and affairs of the Company shall be managed under the direction of the Board of Directors. All powers of the Company may be exercised by or under the authority of the Board of Directors, except as conferred on or reserved to the Stockholders by statute, the Charter or these Bylaws.

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         Section 2.2 Annual and Regular Meetings. An annual meeting of the Board of Directors shall be held immediately after and at the same place as the annual meeting of Stockholders, no notice of this meeting other than this Bylaw being necessary. The Board of Directors may provide, by resolution, the time, date and place, either within or without the State of Maryland, for the holding of regular meetings of the Board of Directors without other notice than such resolutions.

         Section 2.3 Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board, the President or a majority of the Directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Maryland, as the place for holding any special meeting of the Board of Directors called by them.

         Section 2.4 Notice. Notice of any special meeting shall be given, in accordance with Article VIII, by written notice delivered in person, by telegraph, facsimile or mail to each Director at his business or residence at least two (2) days, or if by mail at least five (5) days, prior to the meeting. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be stated in the notice, unless specifically required by statute, the Charter or these Bylaws.

         Section 2.5 Quorum. A majority of the Board of Directors then in office shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of Directors is present at said meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice. The Directors present at a meeting which has been duly called and convened and at which a quorum is present at the time counted may continue to transact business until adjournment, notwithstanding the withdrawal of enough Directors to leave less than a quorum.

         Section 2.6 Voting. The action of the majority of the Directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by statute, the Charter or these Bylaws.

         Section 2.7 Conduct of Meetings. All meetings of the Board of Directors shall be called to order and presided over by the Chairman of the Board, or in the absence of the Chairman of the Board, by the President (if a member of the Board of Directors) or, in the absence of the Chairman of the Board and the President, by a member of the Board of Directors selected by the members present. The Secretary or any Assistant Secretary of the Company shall act as secretary at all meetings of the Board of Directors, and in the absence of the Secretary or any Assistant Secretary, the presiding officer of the meeting shall designate any person to act as secretary of the meeting. Members of the Board of Directors may participate in meetings of the Board of Directors by conference telephone or similar communications equipment by means of which all Directors participating in the meeting can

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hear each other at the same time, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for all purposes of these Bylaws.

         Section 2.8 Informal Action by Directors. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent in writing to such action is signed by all of the Directors and such written consent is filed with the minutes of the proceedings of the Board of Directors. Consents may be signed by different Directors on separate counterparts.

         Section 2.9 Compensation. An annual fee for services and payment for expenses of attendance at each meeting of the Board of Directors, or of any committee thereof, may be allowed to any Director by resolution of the Board of Directors.


                                   ARTICLE III

                                   COMMITTEES

         Section 3.1 Appointment. The Board of Directors may appoint from among its members an Audit Committee, a Compensation Committee and other committees, composed of two or more Directors, to serve at the pleasure of the Board of Directors.

         Section 3.2 Delegation of Power. The Board of Directors may delegate to these committees, in the intervals between meetings of the Board of Directors, any of the powers of the Board of Directors to manage the business and affairs of the Company, unless limited by statute, the Charter or these Bylaws.

         Section 3.3 Meetings. In the absence of any member of any such committee, the members thereof present at such meeting, whether or not they constitute a quorum, may appoint a member of the Board of Directors to act in the place of such absent members.

         Section 3.4 Quorum. One-third, but not fewer than two (2), of the members of any committee shall be present at any meeting of such committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of such committee.

         Section 3.5 Conduct of Meetings. Each committee shall designate a presiding officer of such committee, and if not present at a particular meeting, the committee shall select a presiding officer for such meeting. Members of any committee may participate in meetings of such committee by conference telephone or similar communications equipment by means of which all Directors participating in the meeting can hear each other at the same time, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for all purposes of these Bylaws. Each committee shall keep minutes of its meetings

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and report the results of any proceedings at the next succeeding annual or special meeting of the Board of Directors. Unless the Directors otherwise provide, each committee designated by the Directors may adopt, amend and repeal all other rules governing the conduct of such committee's business.

         Section 3.6 Informal Action by Committees. Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a written consent to such action is signed by all members of the committee and such written consent is filed with the minutes of proceedings of such committee. Consents may be signed by different members on separate counterparts.


                                   ARTICLE IV

                                    OFFICERS

         Section 4.1 Titles and Election. The Company shall have a Chairman of the Board, a President, one or more Vice Presidents, a Secretary, a Treasurer, and such Assistant Secretaries and Treasurers and subordinate officers as the Board of Directors, or any committee or officer appointed by the Board of Directors for such purpose, may from time to time elect. The officers of the Company shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of Stockholders. If the election of officers shall not take place at such meeting, such election shall be held as soon thereafter as may be convenient. Each officer shall hold office until his successor is duly elected and qualified or until his death, resignation or removal in the manner hereinafter provided. Any two or more offices, except President and Vice President, may be held by the same person. Election or appointment of an officer or agent shall not of itself create contract rights between the Company and such officer or agent.

         Section 4.2 Removal. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Company would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. The fact that a person is elected to an office, whether or not for a specified term, shall not by itself constitute any undertaking or evidence of any employment obligation of the Company to that person.

         Section 4.3 Vacancies. A vacancy in any office may be filled by the Board of Directors for the unexpired portion of the term.

         Section 4.4 Chairman of the Board. The Chairman of the Board shall be a Director and shall preside over the meetings of the Stockholders and the Board of Directors. The Chairman of the Board may execute any deed, mortgage, bond, contract or other obligation or instrument on behalf of the Company, except in cases where the execution thereof shall be

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expressly delegated by the Board of Directors or by the Charter, these Bylaws or otherwise to another officer or agent of the Company. In general, the Chairman of the Board shall perform all duties incident to the office of Chairman of the Board and such other duties as may be prescribed by the Board of Directors from time to time.

         Section 4.5 President. Unless the Board of Directors shall otherwise determine, the President shall be the Chief Executive Officer and general manager of the Company and shall in general supervise and control all of the business and affairs of the Company. In the absence of the Chairman of the Board, the President shall preside at all meetings of the Stockholders and of the Board of Directors (if a member of the Board of Directors). The President may execute any deed, mortgage, bond, contract or other obligation or instrument on behalf of the Company, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by the Charter, these Bylaws or otherwise to some other officer or agent of the Company. In general, the President shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

         Section 4.6 Vice Presidents. The Board of Directors may appoint one or more Vice Presidents. In the absence of the President or in the event of a vacancy in such office, the Vice President (or in the event there shall be more than one Vice President, the Vice Presidents in the order designated at the time of their election, or in the absence of any designation, then in the order of their election) shall perform the duties of the President and when so acting shall have all the powers of and be subject to all of the restrictions upon the President. Every Vice President shall perform such other duties as from time to time may be assigned to him by the President or the Board of Directors. The Board of Directors may designate one or more Vice Presidents as Senior Vice Presidents or as Vice Presidents for particular areas of responsibility.

         Section 4.7 Secretary. The Secretary shall (i) keep the minutes of the proceedings of the Stockholders and Board of Directors in one or more books provided for that purpose; (ii) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (iii) be custodian of the records of the Company; (iv) unless a transfer agent is appointed, keep a register of the post office address of each Stockholder which shall be furnished to the Secretary by such Stockholder and have general charge of the stock ledger of the Company; (v) when authorized by the Board of Directors or the President, attest to or witness all documents requiring the same; (vi) perform all duties as from time to time may be assigned to him by the President or by the Board of Directors; and (vii) perform all of the duties generally incident to the office of secretary of a corporation.

         Section 4.8 Treasurer. The Treasurer shall have the custody of the Company's funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositaries as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Company as may be ordered by the

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Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at the regular meetings of the Board of Directors or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Company. The Board of Directors may engage a custodian to perform some or all of the duties of the Treasurer, and if a custodian is so engaged then the Treasurer shall be relieved of the responsibilities set forth herein to the extent delegated to such custodian and, unless the Board of Directors otherwise determines, shall have general supervision over the activities of such custodian. The custodian shall not be an officer of the Company.

         Section 4.9 Assistant Secretaries and Assistant Treasurers. The Board of Directors, or any committee or officer appointed by the Board of Directors for such purpose, may appoint one or more Assistant Secretaries or Assistant Treasurers. The Assistant Secretaries and Assistant Treasurers (i) shall have the power to perform and shall perform all the duties of the Secretary and the Treasurer, respectively, in such respective officer's absence and (ii) shall perform such duties as shall be assigned to him by the Secretary or Treasurer, respectively, or by the President or the Board of Directors, or any such designated committee or officer.

         Section 4.10 Subordinate Officers. The Company shall have such subordinate officers as the Board of Directors, or any committee or officer appointed by the Board of Directors for such purpose, may from time to time elect. Each such officer shall hold office for such period and perform such duties as the Board of Directors, the President or any designated committee or officer may prescribe.

         Section 4.11 Compensation. The salaries and other compensation and remuneration, of any kind, if any, of the officers shall be fixed from time to time by the Board of Directors. No officer shall be prevented from receiving such compensation, if any, by reason of the fact that he is also a Director of the Company. The Board of Directors may authorize any committee or officer, upon whom the power of appointing assistant and subordinate officers may have been conferred, to fix the compensation and remuneration of such assistant and subordinate officers.

                                    ARTICLE V

                                      STOCK

         Section 5.1 Certificates. Each Stockholder shall be entitled to a certificate or certificates which shall represent and certify the number of shares of each class of Stock held by such Stockholder in the Company. Each certificate shall be signed by the President, a Vice President or the Chairman of the Board and countersigned by the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer and may be sealed with the seal, if any, of the Company. Any signature or countersignature may be either manual or facsimile signature. All certificates for each class of Stock shall be consecutively numbered. Each certificate

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representing shares of Stock which are restricted as to their transferability or voting powers, which are preferred or limited as to their dividends or as to their allocable portion of the assets upon liquidation or which are redeemable at the option of the Company, shall have a statement of such restriction, limitation, preference or redemption provision, or a summary thereof, plainly stated on the certificate. In lieu of such statement or summary, the Company may set forth on the face or back of the certificate a statement that the Company will furnish to any Stockholder, upon request and without charge, a full statement of such information.


         Section 5.2 Stock Ledger. The Company shall maintain at its principal executive office, at the office of its counsel, accountants or transfer agent or at such other place designated by the Board of Directors an original or duplicate stock ledger containing the names and addresses of all of the Stockholders and the number of shares of each class held by each Stockholder. The stock ledger may be in written form or in any other form which can be converted within a reasonable time into written form for visual inspection. The Company shall be entitled to treat the holder of record of any shares of Stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Maryland. Until a transfer is duly effected on the stock ledger, the Company shall not be affected by any notice of such transfer, either actual or constructive. Nothing herein shall impose upon the Company, the Board of Directors or officers, or their agents and representatives, a duty to, or limit of, their rights to inquire as to the actual ownership of shares of Stock.

         Section 5.3 Recording Transfers of Stock. If transferred in accordance with the provisions of the Charter, these Bylaws or otherwise, Stock shall be recorded as transferred in the stock ledger upon provision to the Company, or the transfer agent of the Company, of an executed stock power (duly guaranteed) and any other documents reasonably requested by the Company, and the surrender of the certificate or certificates representing such Stock. Upon receipt of such documents, the Company shall issue, as needed, a new certificate or certificates to the persons entitled thereto, cancel any old certificates and record the transaction upon its books.

         Section 5.4 Lost Certificate. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Company alleged to have been stolen, lost or destroyed upon the making of an affidavit of that fact by the person claiming the certificate to be stolen, lost or destroyed. When authorizing the issuance of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such stolen, lost or destroyed certificate or his legal representative to advertise the same in such manner as it shall require and/or to give bond, with sufficient surety, to the Company to indemnify it against any loss or claim which may arise by reason of the issuance of a new certificate.


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         Section 5.5 Closing of Transfer Books or Fixing of Record Date.

                  5.5.1 The Board of Directors may fix, in advance, a date as the record date for the purpose of determining Stockholders entitled to notice of, or to vote at, any meeting of Stockholders, or Stockholders entitled to receive payment of any dividend or the allotment of any rights, or in order to make a determination of Stockholders for any other proper purpose. Such date, in any case, shall be not more than ninety (90) days, and in the case of a meeting of Stockholders not less than ten (10) days, prior to the date on which the meeting or particular action requiring such determination of Stockholders is to be held or taken.

                  5.5.2 In lieu of fixing a record date, the Directors may provide that the stock ledger shall be closed for a stated period but not longer than twenty (20) days. If the stock ledger is closed for the purpose of determining Stockholders entitled to notice of or to vote at a meeting of Stockholders, such ledger shall be closed for at least ten
         (10) days immediately preceding such meeting.

                  5.5.3 If no record date is fixed and the stock ledger is not closed for the determination of Stockholders, (i) the record date for the determination of Stockholders entitled to notice of, or to vote at, a meeting of Stockholders shall be the later of the close of business on the day on which the notice of meeting is mailed or the thirtieth
         (30th) day before the meeting; and (ii) the record date for the determination of Stockholders entitled to receive payment of a dividend or an allotment of any other rights shall be at the close of business on the day on which the resolution of the Board of Directors, declaring the dividend or allotment of rights, is adopted. But the payment or allotment may not be made more than sixty (60) days after the date on which the resolution is adopted.

                  5.5.4 When a determination of Stockholders entitled to vote at any meeting of Stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of the stock ledger and the stated period of closing has expired.

         Section 5.6 Fractional Shares. The Company may not issue fractional shares or provide for the issuance of scrip.


                                   ARTICLE VI

                           DIVIDENDS AND DISTRIBUTIONS

         Section 6.1 Declaration. Dividends and other distributions upon shares of Non-Voting Common Stock may be declared by the Board of Directors as set forth in the Charter

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and applicable law. Dividends and other distributions may be paid in cash, property or Stock of the Company, subject to the Charter and applicable law.

         Section 6.2 Contingencies. Before payment of any dividends or other distributions upon shares of Non-Voting Common Stock, there may be set aside (but there is no duty to set aside) out of any funds of the Company available for dividends or other distributions, such sum or sums (as the Board of Directors may from time to time determine in its absolute discretion) in a reserve fund to meet contingencies for repairing or maintaining any property of the Company or for such other purpose as the Board of Directors shall determine to be in the best interests of the Company. The Board of Directors may modify or abolish any such reserve in the manner in which it was created.

                                   ARTICLE VII

                   LIMITATION OF LIABILITY AND INDEMNIFICATION

         Section 7.1 Limitation of Liability and Indemnification to the Extent Permitted by Law. Consistent with the terms of the Charter, the Company shall indemnify, and limit the liability of, its Directors and officers to the fullest extent permitted under Maryland law.

         Section 7.2 Insurance. The Company shall have power to purchase and maintain insurance on behalf of any indemnified person against any liability, whether or not the Company would have the power to indemnify him against such liability.

         Section 7.3 Non-exclusive Right to Indemnify; Heirs and Personal Representatives. The rights to indemnification set forth in this Article VII are in addition to all rights which any indemnified person may be entitled to as a matter of law, and shall inure to the benefit of the heirs and personal representatives of each indemnified person.

         Section 7.4 No Limitation. In addition to any indemnification permitted by these Bylaws, the Board of Directors shall, in its sole discretion, have the power to grant such indemnification as it deems in the interest of the Company to the fullest extent permitted by law.


                                  ARTICLE VIII

                                     NOTICES

         Section 8.1 Notices. Whenever notice is required to be given pursuant to the Charter, these Bylaws or otherwise, it shall be construed to mean either written notice personally served against written receipt, or notice in writing transmitted by mail, by depositing the same in a post office or letter box, in a post-paid sealed wrapper, addressed, if

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to the Company, at 212 South Tryon Street, Suite 500, Charlotte, North Carolina,
28281 (or any subsequent address selected by the Board of Directors), attention President, or if to a Stockholder, Director or officer, at the address of such person as it appears on the books of the Company or in default of any other address at the general post office situated in the city or county of his residence. Unless otherwise specified, notice sent by mail shall be deemed to be given at the time the same shall be thus mailed.

         Section 8.2 Secretary to Give Notice. All notices required by the Charter, these Bylaws or otherwise to be given by the Company shall be given by the Secretary or an Assistant Secretary of the Company. If the Secretary and Assistant Secretary are absent or refuse or neglect to act, the notice may be given by any person directed to do so by the President or, with respect to any meeting called pursuant to these Bylaws upon the request of any Stockholders or Directors, by any person directed to do so by the Stockholders or Directors upon whose request the meeting is called.

         Section 8.3 Waiver of Notice. Whenever any notice is required to be given pursuant to the Charter, these Bylaws or otherwise, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.


                                   ARTICLE IX

                                  MISCELLANEOUS

         Section 9.1 Books and Records. The Company shall keep correct and complete books and records of its accounts and transactions and minutes of the proceedings of its Stockholders and Board of Directors and of committees thereof when exercising any of the powers or authority of the Board of Directors. The books and records of the Company may be in written form or in any other form that can be converted within a reasonable time into written form for visual inspection. Minutes shall be recorded in written form, but may be maintained in the form of a reproduction.

         Section 9.2 Inspection of Bylaws and Corporate Records. These Bylaws, the minutes of proceedings of the Stockholders, annual statements of affairs and any voting trust agreements on record shall be open to inspection upon the written demand on the Company by any Stockholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to such holder's interests as a Stockholder or

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



as the holder of such voting trust certificate. Other documents, such as Stockholder lists, shall be made available for inspection by any Stockholder or holder of a voting trust certificate to the extent required by statute.

         Section 9.3 Fiscal Year. The fiscal year of the Company shall be the calendar year. The Board of Directors shall have the power, from time to time, to change the fiscal year by a duly adopted resolution.

         Section 9.4 Bylaws Severable. The provisions of these Bylaws are severable, and if any provision shall be held invalid or unenforceable, that invalidity or unenforceability shall attach only to that provision and shall not in any manner affect or render invalid or unenforceable any other provision of these Bylaws, and these Bylaws shall be carried out as if the invalid or unenforceable provision were not contained herein.

         Section 9.5 Amendment of Bylaws. These Bylaws may be amended or repealed by the affirmative vote of a majority of the Directors then holding office.



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         The foregoing are certified as the Bylaws of the Company adopted by the
Board of Directors as of February 3, 1994.



                                                  /s/ MICHAEL G. MALONE
                                                  ------------------------
                                                  Michael G. Malone, Esq.
                                                  Secretary




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